As filed with the Securities and Exchange Commission on October 11, 2002
                                      Securities Act File No. 33-41913 and
                                 Investment Company Act File No. 811-06367


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             X
                                                                   ---
            Pre-Effective Amendment No.
            Post-Effective Amendment No.  13                        X
                                                                   ---
                                    and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                      X
                                                                   ---
                  Amendment No.  14                                 X
                                                                   ---


                       GABELLI EQUITY SERIES FUNDS, INC
               ------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                One Corporate Center, Rye, New York 10580-1422
                   (Address of Principal Executive Offices)

      Registrant's Telephone Number, including Area Code: 1- 800-422-3554

                                Bruce N. Alpert
                              Gabelli Funds, LLC
                             One Corporate Center,
                           Rye, New York 10580-1422
                     --------------------------------------
                    (Name and Address of Agent for Service)


                                  Copies to:

James E. McKee, Esq.                        Richard T. Prins, Esq.
Gabelli Equity Series Funds, Inc.           Skadden, Arps, Slate, Meagher & Flom
One Corporate Center                        Four Times Square, 30th Floor
Rye, New York 10580-1422                    New York, New York 10036


It is proposed that this filing will become effective:

    ___  immediately upon filing pursuant to paragraph (b); or
    ___  on [ ] pursuant to paragraph (b); or
    ___  60 days after filing pursuant to paragraph (a)(1); or
    ___ on [____] pursuant to paragraph (a)(1); or _X_ 75 days after filing pursuant to paragraph (a)(2); or ___ on [____] pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:
    ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       GABELLI EQUITY SERIES FUNDS, INC.
                       THE GABELLI SMALL CAP VALUE FUND
                             One Corporate Center
                           Rye, New York 10580-1422
                                 1-800-GABELLI
                               [1-800-422-3554]
                              FAX: 1-914-921-5118
                            HTTP://WWW.GABELLI.COM
                           E-MAIL: INFO@GABELLI.COM

                   (Net Asset Value may be obtained daily by
                    calling 1-800-GABELLI after 6:00 p.m.)

-------------------------------------------------------------------------------

                                  QUESTIONS?
                              Call 1-800-GABELLI
                      or your investment representative.


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                               TABLE OF CONTENTS

INVESTMENT AND PERFORMANCE SUMMARY.............................................1
INVESTMENT AND RISK INFORMATION................................................2
MANAGEMENT OF THE FUND.........................................................4
PURCHASE OF SHARES.............................................................4
REDEMPTION OF SHARES...........................................................6
EXCHANGE OF SHARES.............................................................8
PRICING OF FUND SHARES.........................................................9
MISCELLANEOUS INFORMATION......................................................9

                       GABELLI EQUITY SERIES FUNDS, INC.
                       THE GABELLI SMALL CAP VALUE FUND
                               CLASS AAA SHARES

                                  PROSPECTUS

                               DECEMBER __, 2002

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      INVESTMENT AND PERFORMANCE SUMMARY

         The Gabelli Small Cap Value Fund (the "Fund") is a series of Gabelli Equity Series Funds, Inc.

INVESTMENT OBJECTIVE:

         The Fund seeks to provide a high level of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

         Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that are considered to be small capitalization companies at the time the Fund makes the investment. The Fund invests primarily in the common stocks of companies which the Fund's portfolio manager believes are undervalued. The Fund's investment adviser, Gabelli Funds, LLC (the "Adviser") currently characterizes small capitalization companies for this Fund as those with a total market value of $1.5 billion or less at the time of investment. The Adviser looks for undervalued companies with shareholder oriented management teams that are employing strategies to grow the company's value.

PRINCIPAL RISKS:

         The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is subject to the risk that small capitalization stocks may trade less frequently and may be subject to more abrupt or erratic movements in price than medium and large capitalization stocks. The Fund is also subject to the risk that the portfolio manager may be incorrect in its assessment of the value of the securities the Fund holds, which may result in a decline in the value of Fund shares. The Fund is "non-diversified" which means that the Fund's investments may be concentrated in fewer securities than a "diversified" mutual fund. As a result, an investment in the Fund may entail greater risk than an investment in a "diversified" mutual fund.

WHO MAY WANT TO INVEST:

         The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

     o    you are a long-term investor

     o    you seek growth of capital

     o you believe that the market will favor small capitalization stocks over the long term


YOU MAY NOT WANT TO INVEST IN THE FUND IF:

     o    you are seeking a high level of current income

     o    you are conservative in your investment approach

     o    you seek stability of principal more than growth of capital

PERFORMANCE:

         As of the date of this Prospectus, the Fund was newly organized and had no operations. Accordingly, no performance information has been presented for the Fund.


FEES AND EXPENSES OF THE FUND:

         This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.


                                                                                   VALUE FUND
                                                                                   ----------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees.................................................................      1.00%
Distribution (Rule 12b-1) Expenses(1)...........................................      0.25%
Other Expenses..................................................................      0.40%
Total Annual Fund Operating Expenses(2).........................................      1.65%
________________
(1)  Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.
(2)  Estimated based on asset levels of $75 million.


EXPENSE EXAMPLE:

         This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 YEAR          3 YEARS
                             ------          -------
                              $168            $520


                        INVESTMENT AND RISK INFORMATION

         The investment policy of the Fund relating to the type of securities in which 80% of the Fund's net assets must be invested may be changed by the Board of Directors without shareholder approval. Shareholders will, however, receive at least 60 days' prior notice of any change in this policy.

         In selecting investments for the Fund, the portfolio manager utilizes a "bottom-up" investment approach. The portfolio manager considers for purchase the stocks of small companies that the portfolio manager believes are undervalued and have shareholder oriented management teams that are employing strategies to grow the company's value. These companies typically include:

     o Companies undergoing fundamental change through new management teams or different strategies

o        "Early stage" companies with solutions to large problems

         The portfolio manager also employs a sell discipline pursuant to which the Fund will:

     o Sell a position when the price of the stock exceeds the portfolio manager's assessment of the company's per share intrinsic value

     o Sell a position when the portfolio manager has diminished confidence that management will be able to execute its stated strategy

The Fund may also use the following investment technique:

     o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of their assets in defensive investments. Such investments include fixed income securities or high quality money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal.

          Investing in the Fund involves the following risks:

     o EQUITY RISK. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate or the issuer company's particular circumstances of such companies.

     o FUND AND MANAGEMENT RISK. The Fund invests in value stocks issued by smaller companies. The Fund's price may decline if the market favors large or mid-size capitalization company stocks over stocks of small companies. If the portfolio manager's assessment of the value of the securities the Fund holds is incorrect, or the events expected to increase value do not occur, then the value of the Fund's shares may decline.

     o SMALL CAPITALIZATION COMPANY RISK. Investing in securities of small capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

     o VALUE INVESTING RISK. The Fund primarily invests in "value" stocks. The portfolio manager may be wrong in her assessment of a company's value and the stocks the Fund holds may not reach what the portfolio manager believes are their full values. From time to time "value" investing falls out of favor with investors. During those periods, the Fund's relative performance may suffer.

     o NON-DIVERSIFICATION. The Fund is classified as a "non-diversified" investment company. Because the Fund, as a non-diversified investment company, may invest in the securities of individual issuers to a greater extent than a "diversified" mutual fund, an investment in the Fund may present greater risk to an investor than an investment in a diversified mutual fund because the investment risk may be concentrated in fewer securities.

                            MANAGEMENT OF THE FUND

         THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program under the supervision of the Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange ("NYSE").

         As compensation for its services and the related expenses borne by the Adviser, the Fund is contractually obligated to pay the Adviser a fee equal to 1.00% per year of the value of the Fund's average daily net assets.

         THE PORTFOLIO MANAGER. [TO COME]



                              PURCHASE OF SHARES

         You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares through the Distributor, directly from the Fund through the Fund's transfer agent or through registered broker-dealers that have entered into selling agreements with the Distributor.

     o BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "The Gabelli Small Cap Value Fund" to:

              BY MAIL                               BY PERSONAL DELIVERY
              -------                               --------------------
              THE GABELLI FUNDS                     THE GABELLI FUNDS
              P.O. BOX 8308                         C/O BFDS
              BOSTON, MA 02266-8308                 66 BROOKS DRIVE
                                                    BRAINTREE, MA 02184

         You can obtain a subscription order form by calling 1-800-GABELLI (1-800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund and class of shares you wish to purchase.

     o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 1-800-GABELLI (1-800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                      STATE STREET BANK AND TRUST COMPANY
                      ABA #011-0000-28 REF DDA #99046187
                     RE: THE GABELLI SMALL CAP VALUE FUND
                              ACCOUNT #__________
                        ACCOUNT OF [REGISTERED OWNERS]
                     225 FRANKLIN STREET, BOSTON, MA 02110


         If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.

         SHARE PRICE. The Fund sells its Class AAA Shares at the net asset value next determined after the Fund receives your completed subscription order form but does not issue the shares to you until it receives full payment. See "Pricing of Fund Shares" for a description of the calculation of net asset value.

         MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

         RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRA, "Roth" IRA and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 1-800-GABELLI (1-800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.

         AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 1-800-GABELLI (1-800-422-3554) for more details about the plan.

         TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 or visit our website at www.gabelli.com.

         GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Fund's minimum purchase requirement. The Fund also offers other classes of its shares under different selling and shareholder servicing arrangements pursuant to a separate prospectus. Except for differences attributable to these arrangements, the shares of all classes are substantially the same.

         RULE 12B-1 PLAN. The Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its shares and to provide shareholder services. The Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of Class AAA Shares of the Fund. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

                             REDEMPTION OF SHARES

         You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell their shares or accurately determine the value of their assets, or if the Securities and Exchange Commission ("SEC") orders the Fund to suspend redemptions.

         The Fund redeems its shares at the net asset value next determined after the Fund receives your redemption request. See "Pricing of Fund Shares" for a description of the calculation of net asset value.

         You may redeem shares through the Distributor or directly from the Fund through the Fund's transfer agent.

     o    BY LETTER. You may mail a letter requesting redemption of shares to:
          THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem and your account number. You must sign the letter in exactly the same way the account is registered. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

     o BY TELEPHONE OR THE INTERNET. You may redeem your shares in an account directly registered with State Street by calling either 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 (617-328-5000 from outside the United States) or visiting our website at www.gabelli.com, subject to a $25,000 limitation. YOU MAY NOT REDEEM SHARES HELD THROUGH AN IRA BY TELEPHONE OR THE INTERNET. If State Street properly acts on telephone or Internet instructions and follows reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to telephone or Internet transactions. You may be responsible for any fraudulent telephone or Internet order as long as State Street or the Fund take reasonable measures to verify the order. You may request that redemption proceeds be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Adviser (see "Exchange of Shares").

     o TELEPHONE OR INTERNET REDEMPTION BY CHECK. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

     o TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. The Fund accept telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.

         AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 1-800-GABELLI (1-800-422-3554) for more information about this plan.

         INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA account) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.

         REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected at the net asset value next determined after the Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.

                              EXCHANGE OF SHARES

         You can exchange shares of the Fund you hold for shares of the same class of another fund managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call 1-800-GABELLI (1-800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates.

         In effecting an exchange:

     o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange.

     o if you are exchanging to a fund with a higher sales charge, you must pay the difference at the time of exchange.

     o    you may realize a taxable gain or loss.

     o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 1-800-GABELLI (1-800-422-3554) to obtain the prospectus.

         You may exchange shares through the Distributor, directly through the Fund's transfer agent or through a registered broker-dealer.

     o EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 1-800-GABELLI (1-800-422-3554). You may not exchange shares by telephone if you hold share certificates.

     o    EXCHANGE BY MAIL. You may send a written request for exchanges to:
          THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.

     o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. We may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

                            PRICING OF FUND SHARES

         The net asset value per share of the Fund's Class AAA Shares is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively. The net asset value per share of the Fund's Class AAA Shares is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to its Class AAA shares by the total number of Class AAA Shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Directors believe represents fair value. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the next calculation of net asset value per share after the purchase or redemption order is received in proper form. MISCELLANEOUS INFORMATION

DIVIDENDS AND DISTRIBUTIONS

         The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends or capital gain distributions that are declared by the Fund automatically reinvested at net asset value in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

TAX INFORMATION

         The Fund expects that their distributions will consist primarily of net investment income and net realized capital gains. Capital gains may be taxed at different rates depending on the length of time the Fund holds the assets giving rise to such capital gains. Dividends out of net investment income and distributions of net realized short-term capital gains (i.e. gains from assets held by the Fund for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state or local taxes. An exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders will be subject to a federal withholding tax. This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

MAILINGS TO SHAREHOLDERS

         In our continuing efforts to reduce duplicative mail and fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 1-800-GABELLI (1-800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings in accordance with your instructions within 30 days of your request.

FINANCIAL HIGHLIGHTS

         Shares of the Fund have not previously been offered and therefore do not have a previous financial history.

GABELLI FUNDS AND YOUR PERSONAL PRIVACY

Who are we?

         The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Gabelli customer?

         If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     o Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o Information about your transactions with us, any transactions with our affiliates and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

What information do we disclose and to whom do we disclose it?

         We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

What do we do to protect your personal information?

         We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic and procedural safeguards to keep your personal information confidential.

                       GABELLI EQUITY SERIES FUNDS, INC.
                       THE GABELLI SMALL CAP VALUE FUND
                               CLASS AAA SHARES

FOR MORE INFORMATION:

         For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

         The Fund's semi-annual and audited annual reports to shareholders, when available, will contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

         The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

        You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other
             information and discuss your questions about the Fund
                                  contacting:

                       Gabelli Equity Series Funds, Inc.
                             One Corporate Center
                              Rye, NY 10580-1422

                   Telephone: 1-800-GABELLI (1-800-422-3554)
                                www.gabelli.com

         You can review and/or copy the Fund's prospectuses, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     o For a fee, by electronic request at publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090.

     o Free from the EDGAR Database on the Commission's Website at http://www.sec.gov.

(Investment Company Act File No. 811-06367)

                       GABELLI EQUITY SERIES FUNDS, INC.
                       THE GABELLI SMALL CAP VALUE FUND
                             One Corporate Center
                              Rye, New York 10580
                                 1-800-GABELLI
                               [1-800-422-3554]
                              FAX: 1-914-921-5118
                            HTTP://WWW.GABELLI.COM
                           E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                        1-800-GABELLI after 6:00 p.m.)



                                  QUESTIONS?
                              Call 1-800-GABELLI
                      or your investment representative.

                               TABLE OF CONTENTS


INVESTMENT AND PERFORMANCE SUMMARY............................................1
INVESTMENT AND RISK INFORMATION...............................................3
MANAGEMENT OF THE FUND........................................................4
CLASSES OF SHARES.............................................................5
PURCHASE OF SHARES...........................................................10
REDEMPTION OF SHARES.........................................................12
EXCHANGE OF SHARES...........................................................13
PRICING OF FUND SHARES.......................................................14
MISCELLANEOUS INFORMATION....................................................14


                       GABELLI EQUITY SERIES FUNDS, INC.
                       THE GABELLI SMALL CAP VALUE FUND
                             CLASS A, B, C SHARES
                                  PROSPECTUS
                               DECEMBER __, 2002


         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      INVESTMENT AND PERFORMANCE SUMMARY

         The Gabelli Small Cap Value Fund (the "Fund") is a series of Gabelli Equity Series Funds, Inc.

INVESTMENT OBJECTIVE:

         The Fund seeks to provide a high level of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

         Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that are considered to be small capitalization companies at the time the Fund makes the investment. The Fund invests primarily in the common stocks of companies which the Fund's portfolio manager believes are undervalued. The Fund's investment adviser, Gabelli Funds, LLC (the "Adviser") currently characterizes small capitalization companies for this Fund as those with a total market value of $1.5 billion or less at the time of investment. The Adviser looks for undervalued companies with shareholder oriented management teams that are employing strategies to grow the company's value.

PRINCIPAL RISKS:

         The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is subject to the risk that small capitalization stocks may trade less frequently and may be subject to more abrupt or erratic movements in price than medium and large capitalization stocks. The Fund is also subject to the risk that the portfolio manager may be incorrect in its assessment of the value of the securities the Fund holds, which may result in a decline in the value of Fund shares. The Fund is "non-diversified" which means that the Fund's investments may be concentrated in fewer securities than a "diversified" mutual fund. As a result, an investment in the Fund may entail greater risk than an investment in a "diversified" mutual fund.

YOU MAY WANT TO INVEST IN THE FUND IF:

     o    10 you are a long-term investor

     o    you seek growth of capital

     o you believe that the market will favor small capitalization stocks over the long term

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

     o    you are seeking a high level of current income

     o    you are conservative in your investment approach

     o    you seek stability of principal more than growth of capital

PERFORMANCE:

         As of the date of this Prospectus, the Fund was newly organized and had no operations. Accordingly, no performance information has been presented for the Fund.

FEES AND EXPENSES OF THE FUND:

         These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                               CLASS A           CLASS B         CLASS C
                                                               SHARES            SHARES          SHARES
                                                               -------           -------         -------
SHAREHOLDER FEES
 (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
 (as a percentage of offering price)........................    5.75%(1)          None            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of redemption price(4))...................     None             5.00%(3)        1.00%(3)
ANNUAL FUND OPERATING EXPENSES (expenses that
  are deducted from Fund assets):
Management Fees.............................................    1.00%             1.00%           1.00%
Distribution and Service (Rule 12b-1) Expenses..............    0.25%             1.00%           1.00%
Other Expenses..............................................    0.40%             0.40%           0.40%
Total Annual Operating Expenses(5)..........................    1.65%             2.40%           2.40%
                                                               -------           -------          -------
________________
(1)      The sales charge declines as the amount invested increases.
(2)      If no sales charge was paid at the time of purchase as part of an investment that is greater than $2,000,000, shares redeemed within 24 months of such purchase may be subject to a deferred sales charge of 1.00%.
(3)      The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within seventy-two months after purchase. The sales charge declines the longer the investment remains in the Fund.
         A maximum sales charge of 1.00% applies to redemptions of Class C
         Shares within twenty-four months after purchase.
(4)      "Redemption price" equals the net asset value at the time of investment or redemption, whichever is lower.
(5)      Estimated based on asset levels of $75 million.



EXPENSE EXAMPLE:

         This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes
(1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, except as noted, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      1 YEAR           3 YEARS
                                                      ------           -------
Class A Shares
 - assuming redemption.......................           $733           $1,065
 - assuming no redemption...................            $733           $1,065
Class B Shares
 - assuming redemption.......................           $743           $1,048
 - assuming no redemption....................           $243             $748
Class C Shares
 - assuming redemption.......................           $343             $748
 - assuming no redemption....................           $243             $748


                        INVESTMENT AND RISK INFORMATION

         The investment policy of the Fund relating to the type of securities in which 80% of the Fund's net assets must be invested may be changed by the Board of Directors without shareholder approval. Shareholders will, however, receive at least 60 days' prior notice of any change in this policy.

         In selecting investments for the Fund, the portfolio manager utilizes a "bottom-up" investment approach. The portfolio manager considers for purchase the stocks of small companies that the portfolio manager believes are undervalued and have shareholder oriented management teams that are employing strategies to grow the company's value. These companies typically include:

     o Companies undergoing fundamental change through new management teams or different strategies

     o    "Early stage" companies with solutions to large problems

         The portfolio manager also employs a sell discipline pursuant to which the Fund will:

     o Sell a position when the price of the stock exceeds the portfolio manager's assessment of the company's per share intrinsic value

     o Sell a position when the portfolio manager has diminished confidence that management will be able to execute its stated strategy

The Fund may also use the following investment technique:

     o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of their assets in defensive investments. Such investments include fixed income securities or high quality money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal.

          Investing in the Fund involves the following risks:

     o EQUITY RISK. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate or the issuer company's particular circumstances of such companies.

     o FUND AND MANAGEMENT RISK. The Fund invests in value stocks issued by smaller companies. The Fund's price may decline if the market favors large or mid-size capitalization company stocks over stocks of small companies. If the portfolio manager's assessment of the value of the securities the Fund holds is incorrect, or the events expected to increase value do not occur, then the value of the Fund's shares may decline.

     o SMALL CAPITALIZATION COMPANY RISK. Investing in securities of small capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

     o VALUE INVESTING RISK. The Fund primarily invests in "value" stocks. The portfolio manager may be wrong in her assessment of a company's value and the stocks the Fund holds may not reach what the portfolio manager believes are their full values. From time to time "value" investing falls out of favor with investors. During those periods, the Fund's relative performance may suffer.

     o NON-DIVERSIFICATION. The Fund is classified as a "non-diversified" investment company. Because the Fund, as a non-diversified investment company, may invest in the securities of individual issuers to a greater extent than a "diversified" mutual fund, an investment in the Fund may present greater risk to an investor than an investment in a diversified mutual fund because the investment risk may be concentrated in fewer securities.


                            MANAGEMENT OF THE FUND

         THE ADVISER. Gabelli Funds, LLC with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program under the supervision of the Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange ("NYSE").

         As compensation for its services and the related expenses borne by the Adviser, the Fund is contractually obligated to pay the Adviser a fee equal to 1.00% per year of the value of the Fund's average daily net assets.

         THE PORTFOLIO MANAGER. [To Come]


                               CLASSES OF SHARES

         Three classes of the Fund's shares are offered in this prospectus -- Class A Shares, Class B Shares and Class C Shares. Class AAA Shares of the Fund are described in a separate prospectus. The table below summarizes the differences among the classes of shares.

     o A "front-end sales load," or sales charge, is a one-time fee charged at the time of purchase of shares.

     o A "contingent deferred sales charge" ("CDSC") is a one-time fee charged at the time of redemption.

     o A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund's average daily net assets attributable to the particular class of shares.


                                 CLASS A SHARES               CLASS B SHARES                CLASS C SHARES
- Front-End Sales Charge?        declines as the amount       No.                           No Load
                                 invested increases

- Contingent Deferred Sales      Yes, for shares redeemed     Yes, for shares redeemed      Yes, for shares redeemed
  Charge?                        within twenty-four months    within seventy-two months     within twenty-four months
                                 after purchase as part of    after purchase. Declines      after purchase.
                                 an investment greater than   over time.
                                 $2 million if no front-end
                                 sales charge was paid at
                                 the time of purchase.

- Rule 12b-1 Fee                  0.25%                        1.00%                         1.00%

- Convertible to Another Class?   No                          Yes. Automatically            No.
                                                              converts to Class A Shares
                                                              approximately ninety-six
                                                              months after purchase.

Fund Expense Levels              Lower annual expenses than   Higher annual expenses        Higher annual expenses
                                 Class B or Class C Shares.   than Class A Shares.          than Class A Shares.


In selecting a class of shares in which to invest, you should consider

     o    the length of time you plan to hold the shares

     o the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if the Fund's assets increase in value and decreases if the Fund's assets decrease in value

     o whether you qualify for a reduction or waiver of the Class A sales charge

     o that Class B Shares convert to Class A Shares approximately ninety-six months after purchase

             IF YOU...                           THEN YOU SHOULD CONSIDER...

     o    do not qualify for a reduced or      purchasing Class C Shares instead
          waived front-end sales load and      of either Class A and or Class B
          intend to hold your shares for       Shares
          only a few years

     o    do not qualify for a reduced or      purchasing Class B Shares instead
          waived front-end sales load and      of either Class A and or Class C
          intend to hold your shares for       Shares
          several years

    o     do not qualify for a reduced or      purchasing Class A Shares
          waived front-end sales load and
          intend to hold your shares
          indefinitely

SALES CHARGE -- CLASS A SHARES. The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:

                                        SALES CHARGE       SALES CHARGE        REALLOWANCE
                                        AS % OF THE         AS % OF THE            TO
      AMOUNT OF INVESTMENT            OFFERING PRICE*     AMOUNT INVESTED    BROKER-DEALERS
      --------------------            ---------------     ---------------    --------------
Under $50,000.....................        5.75%               6.10%              5.00%
$50,000 but under $100,000........        4.50%               4.71%              3.75%
$100,000 but under $250,000.......        3.50%               3.62%              2.75%
$250,000 but under $500,000.......        2.50%               2.56%              2.00%
$500,000 but under $1 million.....        2.00%               2.04%              1.75%
$1 million but under $2 million...        1.00%               1.01%              1.00%
$2 million........................        0.00%               0.00%              1.00%

___________________
*    Includes Front-end sales load


SALES CHARGE REDUCTIONS AND WAIVERS -- CLASS A SHARES:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive volume discounts and (2) investors who sign a Letter of Intent agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

         1. VOLUME DISCOUNTS. Investors eligible to receive volume discounts are individuals and their immediate families, tax-qualified employee benefit plans and a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account even though more than one beneficiary is involved. You also may combine the value of Class A Shares you already hold in the Fund and other funds advised by the Adviser or its affiliates along with the value of the Class A Shares being purchased to qualify for a reduced sales charge. For example, if you own Class A Shares of the Fund that have an aggregate value of $100,000, and make an additional investment in Class A Shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 3.50%, rather than the 5.75% normally charged on a $4,000 purchase. If you want more information on volume discounts, call your broker.

         2. LETTER OF INTENT. If you initially invest at least $1,000 in Class A Shares of the Fund and submit a Letter of Intent to Gabelli & Company, Inc. (the "Distributor"), you may make purchases of Class A Shares of the Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. You will have to pay sales charges at the higher rate if you fail to honor your Letter of Intent. For more information on the Letter of Intent, call your broker.

         3. INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS. Class A Shares of the Fund may be offered without a sales charge to: (1) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise; (2) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 45 days of the redemption; (3) tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986 (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (4) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund; (5) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Fund (plan sponsors are encouraged to notify the Fund's Distributor when they first satisfy these requirements); (6) any unit investment trusts registered under the Investment Company Act of 1940 (the "1940 Act") which have shares of the Fund as a principal investment; (7) financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Fund's Distributor; and (8) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

Investors who qualify under any of the categories described above should contact their brokerage firm.

CONTINGENT DEFERRED SALES CHARGES.

You will pay a CDSC when you redeem:

     o Class A Shares within approximately twenty-four months of buying them as part of an investment greater than $2 million if no front-end sales charge was paid at the time of purchase

     o    Class B Shares within approximately seventy-two months of buying them

     o    Class C Shares within approximately twenty-four months of buying them

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%. The CDSC schedule for Class B Shares is set forth below. The CDSC is based on the net asset value at the time of your investment or the net asset value at the time of redemption, whichever is lower.

                                                         CLASS B SHARES
         YEARS SINCE PURCHASE                                CDSC
         --------------------                            --------------

         First                                               5.00%
         Second                                              4.00%
         Third                                               3.00%
         Fourth                                              3.00%
         Fifth                                               2.00%
         Sixth                                               1.00%
         Seventh and thereafter                              0.00%

The Distributor pays sales commissions of up to 4.00% of the purchase price of Class B Shares of the Fund to brokers at the time of sale that initiate and are responsible for purchases of such Class B Shares of the Fund.

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of the Fund to brokers at the time of sale that initiate and are responsible for purchase of such Class C Shares of the Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

     o redemptions and distributions from retirement plans made after the death or disability of a shareholder

     o minimum required distributions made from an IRA or other retirement plan

     o    account after you reach age 59 1/2

     o    involuntary redemptions made by the Fund

     o a distribution from a tax-deferred retirement plan after your retirement

     o returns of excess contributions to retirement plans following the shareholder's death or disability

CONVERSION FEATURE -- CLASS B SHARES:

     o Class B Shares automatically convert to Class A Shares of the Fund on the first business day of the ninety-seventh month following the month in which you acquired such shares.

     o After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.

     o You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

     o The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

     o If you exchange Class B Shares of one fund for Class B Shares of another fund, your holding period for calculating the CDSC will be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.

The Board of Directors may suspend the automatic conversion of Class B Shares to Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.

RULE 12B-1 PLAN. The Fund has adopted a plan under Rule 12b-1 (the "Plan") for each of their classes of shares. Under the Plan, the Fund may use their assets to finance activities relating to the sale of their shares and the provision of certain shareholder services.

For the classes covered by this Prospectus, the Rule 12b-1 fees vary by class as follows:

                                 CLASS A            CLASS B              CLASS C
                                 -------            -------              -------
Service Fees ..............       0.25%              0.25%                0.25%
Distribution Fees .........       None               0.75%                0.75%

These are annual rates based on the value of each of these Classes' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B and Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                              PURCHASE OF SHARES

You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares through registered broker-dealers or other financial intermediaries that have entered into selling agreements with the Fund's Distributor.

The broker-dealer or other financial intermediary will transmit a purchase order and payment to State Street Bank and Trust Company ("State Street") on your behalf. Broker-dealers or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.

     o BY MAIL OR IN PERSON. Your broker-dealer or financial consultant can obtain a subscription order form by calling 1-800-GABELLI (1-800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund and class of shares you wish to purchase.


              BY MAIL                                BY PERSONAL DELIVERY
              -------                                --------------------
         THE GABELLI FUNDS                           THE GABELLI FUNDS
         P.O. BOX 8308                               C/O BFDS
         BOSTON, MA 02266-8308                       66 BROOKS DRIVE
                                                     BRAINTREE, MA 02184

     o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund(s) at 1-800-GABELLI(1-800-422-3554)to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                      STATE STREET BANK AND TRUST COMPANY
                      ABA #011-0000-28 REF DDA #99046187
                     RE: THE GABELLI SMALL CAP VALUE FUND
                              ACCOUNT #__________
                        ACCOUNT OF [REGISTERED OWNERS]
                     225 FRANKLIN STREET, BOSTON, MA 02110


         If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.

SHARE PRICE. The Fund sells its shares at the net asset value next determined after the Fund receives your completed subscription order form and your payment, subject to an up-front sales charge in the case of Class A Shares. See "Pricing of Fund Shares" for a description of the calculation of the net asset value as described under "Classes of Shares-Class A Shares."

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRA, "Roth" IRA and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 1-800-GABELLI (1-800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Fund does not currently act as sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.

AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 1-800-GABELLI
(1-800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so,
(ii) suspend the offering of shares for any period of time and (iii) waive the Fund's minimum purchase requirement. The Fund also offers other classes of its shares under different selling and shareholder servicing arrangements pursuant to a separate prospectus. Except for differences attributable to these arrangements, the shares of all classes are substantially the same.

                             REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell their shares or accurately determine the value of their assets, or if the Securities and Exchange Commission ("SEC") orders the Fund to suspend redemptions.

The Fund redeems its shares at the net asset value next determined after the Fund receives your redemption request in proper form, subject in some cases to a CDSC, as described under "Classes of Shares - Contingent Deferred Sales Charges". See "Pricing of Fund Shares" for a description of the calculation of net asset value.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the net asset value next determined (less any applicable CDSC) after State Street receives the request. If you hold share certificates, you must present the certificates endorsed for transfer. A broker-dealer may charge you fees for effecting redemptions for you.

In the event that you wish to redeem shares and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem and your account number. You must sign the letter in exactly the same way the account is registered. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA account) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.

REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected at the net asset value next determined after the Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Fund will delay the processing of the redemption until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.

                              EXCHANGE OF SHARES

You can exchange shares of the Fund you hold for shares of the same class of another fund managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call your broker. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market funds or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a money market fund. In effecting an exchange:

     o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange.

     o if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange.

     o    you may realize a taxable gain or loss.

     o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 1-800-GABELLI (1-800-422-3554) to obtain the prospectus.

     o you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange shares by telephone, by mail, over the Internet or through a registered broker-dealer or other financial intermediary.

     o EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 1-800-GABELLI (1-800-422-3554). You may not exchange shares by telephone if you hold share certificates.

     o    EXCHANGE BY MAIL. You may send a written request for exchanges to:
          THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.

     o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. We may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

                            PRICING OF FUND SHARES

The net asset value per share is calculated separately for each class of shares of the Fund on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share of each class of the Fund is computed by dividing the value of the Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Directors believe represents fair value. The price of Fund shares for the purposes of purchase and redemption orders will be based upon the next calculation of net asset value after the purchase or redemption order is received in proper form.

                           MISCELLANEOUS INFORMATION

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends or capital gain distributions that are declared by the Fund automatically reinvested at net asset value in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of shares.

TAX INFORMATION

The Fund expects that its distributions will consist primarily of net investment income and net realized capital gains. Capital gains may be taxed at different rates depending on the length of time the Fund holds the assets giving rise to such capital gains. Dividends out of net investment income and distributions of net realized short-term capital gains (i.e. gains from assets held by the Fund for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state or local taxes. An exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders will be subject to a federal withholding tax.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

MAILINGS TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 1-800-GABELLI (1-800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings in accordance with your instructions within 30 days of your request.

FINANCIAL HIGHLIGHTS

Shares of the Fund have not previously been offered and therefore do not have a previous financial history.

GABELLI FUNDS AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Gabelli customer?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     o Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o Information about your transactions with us, any transactions with our affiliates and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic and procedural safeguards to keep your personal information confidential.

                       GABELLI EQUITY SERIES FUNDS, INC.
                       THE GABELLI SMALL CAP VALUE FUND
                             CLASS A, B, C SHARES


FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

That Fund's semi-annual and audited annual reports to shareholders, when available, will contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.


--------------------------------------------------------------------------------

     You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Fund by contacting:
                       Gabelli Equity Series Funds, Inc.

                             One Corporate Center

                                 Rye, NY 10580

                   Telephone: 1-800-GABELLI (1-800-422-3554)


--------------------------------------------------------------------------------

You can review and/or copy the Fund's prospectuses, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     o For a fee, by electronic request at publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090.

     o Free from the Edgar Database on the Commission's Website athttp://www.sec.gov.


(Investment Company Act File No. 811-06367)

                       Gabelli Equity Series Funds, Inc.
                       ---------------------------------
                       The Gabelli Small Cap Value Fund

                      STATEMENT OF ADDITIONAL INFORMATION

                                December , 2002


The Gabelli Equity Series Funds, Inc., a Maryland Corporation (the "Corporation"), currently offers a selection of three investment portfolios, one of which is the Gabelli Small Cap Value Fund (the "Fund") which is discussed in this Statement of Additional Information (the "SAI"). This SAI, which is not a prospectus, should be read in conjunction with the Fund's Prospectuses for Class A, Class B, Class C, and Class AAA Shares dated December , 2002. For a free copy of the Fund's Prospectuses, please contact the Fund at the address, telephone number or Internet Web site printed below.


                             One Corporate Center
                           Rye, New York 10580-1422
                   Telephone 1-800-GABELLI (1-800-422-3554)
                            http://www.gabelli.com



GENERAL INFORMATION...........................................................2
INVESTMENT STRATEGIES AND RISKS...............................................2
INVESTMENT RESTRICTIONS.......................................................8
DIRECTORS AND OFFICERS........................................................9
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...................................13
INVESTMENT ADVISORY AND OTHER SERVICES.......................................13
DISTRIBUTION PLAN............................................................16
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................16
REDEMPTION OF SHARES.........................................................17
DETERMINATION OF NET ASSET VALUE.............................................18
DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................18
INVESTMENT PERFORMANCE INFORMATION...........................................20
DESCRIPTION OF THE FUND'S SHARES.............................................22
APPENDIX A..................................................................A-1

                              GENERAL INFORMATION

The Corporation is an open-end, management investment company organized under the laws of the State of Maryland on July 25, 1991. The Fund, a series of the Corporation, is classified as a "non-diversified" investment company.

                        INVESTMENT STRATEGIES AND RISKS

The Fund's Prospectuses discuss the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize and certain risks associated with such investments and strategies.

Equity Securities
Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Debt securities that are convertible into or exchangeable for preferred common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer's balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally speaking the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tend to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors.

Gabelli Funds, LLC (the "Adviser") believes that opportunities for capital appreciation may be found in the preferred stock and convertible securities of companies. This is particularly true in the case of companies that have performed below expectations at the time the preferred stock or convertible security was issued. If the company's performance has been poor enough, its preferred stock and convertible debt securities will trade more like the common stock than like a fixed income security and may result in above average appreciation once it becomes apparent that performance is improving. Even if the credit quality of the company is not in question, the market price of the convertible security will often reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers. Many convertible securities are not investment grade, that is, not rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") and not considered by the Adviser to be of similar quality. There is no minimum credit rating for these securities in which the Fund may invest. Preferred stocks and convertible securities have many of the same characteristics and risks as nonconvertible debt securities described below.

Nonconvertible Debt Securities
Under normal market conditions, the Fund may invest up to 20% of its total assets in lower quality nonconvertible debt securities. These securities include preferred stocks, bonds, debentures, notes, asset- and mortgage-backed securities and money market instruments such as commercial paper and bankers' acceptances. There is no minimum credit rating for these securities in which the Fund may invest. Accordingly, the Fund could invest in securities in default although the Fund will not invest more than 5% of its assets in such securities. The market values of lower quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody's and S&P respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other securities will adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code of 1986, as amended (the "Code"), a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.

The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Corporation's Board of Directors to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

Securities Subject to Reorganization
Subject to the Fund's policy of investing at least 80% of its net assets small company equity securities, the Fund may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the portfolio managers, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer of proposal is in process. In making the investments the Fund will not violate any of its investment restrictions (see below, "Investment Restrictions") including the requirement that it will not invest more than 25% of its total assets in any one industry. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund thereby increasing its brokerage and other transaction expenses (see "Dividends, Distributions and "Taxes" in this SAI).

Foreign Securities
The Fund may invest in the securities of non-U.S. issuers. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Fund's performance.

Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor.

Hedging Transactions
Options. The Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of the Fund's portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium paid, to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price.

If the Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on a Fund the credit risk that the counterparty will fail to honor its obligations. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's assets. To the extent that puts, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission ("CFTC"), the Fund is limited to an investment not in excess of 5% of its total assets.

Futures Contracts. The Fund may enter into futures contracts only for certain bona fide hedging, yield enhancement and risk management purposes. The Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. Government Securities.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the CFTC, an agency of the U.S. Government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of the Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

Currency Transactions. The Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. The Fund expects to enter into these currency contracts and swaps in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security the Fund is contemplating to buy or sell that is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund's portfolio has exposure. The Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

Unseasoned Companies. The Fund may invest in securities of unseasoned companies, which generally have limited liquidity, more speculative prospects and greater price volatility.

Other Investment Companies
The Fund may invest up to 10% of its total assets in other investment companies (not more than 5% of their respective total assets may be invested in any one investment company and the Fund may not invest in more that 3% of the voting securities of any one investment company).

Warrants and Rights
The Fund may invest in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time.

When Issued, Delayed Delivery Securities and Forward Commitments
The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its Custodian (as hereinafter defined) cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Short Sales
The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid securities. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Restricted and Illiquid Securities
The Fund may invest up to 15% of its net assets in securities the markets for which are illiquid. Illiquid securities include most of the securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely salable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission ("SEC") may be treated as liquid if they satisfy liquidity standards established by the Board of Directors. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity.

Repurchase Agreements
The Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet certain creditworthiness standards ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the supervision of the Corporation's Board of Directors. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked-to-market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the Fund's Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. The Fund will not enter into repurchase agreements of a duration of more than seven days if taken together with all other illiquid securities in the Fund's portfolio, more than 15% of its net assets would be so invested.

Loans of Portfolio Securities
To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33% of the value of the Fund's assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

Borrowing
The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of portfolio securities. Borrowing may not, in the aggregate, exceed 15% of assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets. The Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

Temporary Defensive Investments
For temporary defensive purposes the Fund may invest up to 100% of its assets in nonconvertible fixed income securities or high quality money market instruments.

Portfolio Turnover
The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. [The Fund's portfolio turnover is expected to be less than 100%.]

Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

                            INVESTMENT RESTRICTIONS

The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of a majority of the Fund's shareholders defined in the Investment Company Act of 1940, as amended (the "1940 Act") as the lesser (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are represented in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. Under such restrictions, the Fund may not:

     (1) invest 25% or more of the value of its total assets in any one industry;

     (2) issue senior securities (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) in excess of 33-1/3% of its total (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Fund's obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;

     (3) make loans of money or property to any person, except through loans of portfolio assets, the purchase of debt instruments or the acquisition of assets subject to repurchase agreements;

     (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter;

     (5) invest for the purpose of exercising day-to-day operating control over management of any company;

     (6) purchase real estate or interests therein, which does not include securities or other instruments issued by companies that invest primarily in real estate; or

     (7) purchase or sell commodities or commodity contracts or invest in any oil, gas or mineral interests except in each case to the extent the Fund would not be required to register as a commodity pool.

                            DIRECTORS AND OFFICERS

Under Maryland law, the Corporation's Board of Directors is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers who conduct the daily business of the Fund. Information pertaining to the Directors and executive officers of the Corporation is set forth below.


                             Term of            Number of Funds
                             Office and             in Fund
Name, Position(s),           Length of          Complex Overseen      Principal Occupation(s)        Other Directorships
Address(1) and Age           Time Served(2)        By Director        During Past Five Years         Held by Director(3)
------------------           --------------     ----------------      ----------------------         -------------------

INTERESTED DIRECTORS(4):
------------------------

Mario J. Gabelli                     Since 1991          22          Chairman of the Board and       Director of Morgan Group
Director, President and                                              Chief Executive Officer of      Holdings, Inc.
Chief Investment Officer                                             Gabelli Asset Management        (transportation
Age:  60                                                             Inc. and Chief Investment       services); Vice Chairman
                                                                     Officer of Gabelli Funds,       of Lynch Corporation
                                                                     LLC and GAMCO Investors,        (diversified
                                                                     Inc.; Chairman and Chief        manufacturing)
                                                                     Executive Officer of Lynch
                                                                     Interactive Corporation
                                                                     (multimedia and services)

John D. Gabelli                      Since 1991          10          Senior Vice President of                  ---
Director                                                             Gabelli & Company, Inc.;
Age: 58                                                              Director of Gabelli
                                                                     Advisers, Inc.

Karl Otto Pohl                       Since 1992          31          Member of the Shareholder       Director of Gabelli
Director                                                             Committee of Sal Oppenheim      Asset Management Inc.
Age:  72                                                             Jr. & Cie (private              (investment management);
                                                                     investment bank); Former        Chairman, Incentive
                                                                     President of the Deutsche       Capital and Incentive
                                                                     Bundesbank and Chairman of      Asset Management
                                                                     its Central Bank Council        (Zurich); Director at
                                                                     (1980-1991)                     Sal Oppenheim Jr. & Cie,
                                                                                                     Zurich

NON-INTERESTED DIRECTORS:
-------------------------

Anthony J. Colavita                  Since 1991          33          President and Attorney at                 ---
Director                                                             Law in the law firm of
Age:  66                                                             Anthony J. Colavita, P.C.

Vincent D. Enright                   Since 1991          11          Former Senior Vice President              ---
Director                                                             and Chief Financial Officer
Age; 58                                                              of KeySpan Energy Corporation

Robert J. Morrissey                  Since 1991           9          Partner in the law firm of                ---
Director                                                             Morrissey & Hawkins
Age:  63

Anthony R. Pustorino                 Since 1991          17          Certified Public Accountant;              ---
Director                                                             Professor Emeritus, Pace
Age: 77                                                              University

Anthonie C. van Ekris                Since 1991          18          Managing  Director  of BALMAC   Director of Spinnaker
Director                                                             International, Inc.             Industries, Inc.
Age: 68

Salvatore J. Zizza                   Since 2001           9          Chairman, Hallmark              Board Member of Hollis
Director                                                             Electrical Suppliers Corp.;     Eden Pharmaceuticals,
Age: 56                                                              Former Executive Vice           Bion Environmental
                                                                     President of FMG Group          Technologies Inc. and
                                                                     (OTC), a health care            The Credit Store Inc.
                                                                     provider; Former President
                                                                     and Chief Executive Officer
                                                                     of the Lehigh Group Inc., an
                                                                     interior construction
                                                                     company, through 1997

OFFICERS:
---------

Bruce N. Alpert                      Since 1991          ---         Executive Vice President and              ---
Vice President and Treasurer                                         Chief Operating Officer of
Age:  50                                                             Gabelli Funds, LLC since
                                                                     1988 and an officer of all
                                                                     mutual funds advised by
                                                                     Gabelli Funds, LLC and its
                                                                     affiliates. Director and
                                                                     President of Gabelli
                                                                     Advisers, Inc.

James E. McKee                       Since 1995          ---         Vice President, General                   ---
Secretary                                                            Counsel and Secretary of
Age:  39                                                             Gabelli Asset Management
                                                                     Inc. since 1999 and GAMCO
                                                                     Investors, Inc. since 1993;
                                                                     Secretary of all mutual
                                                                     funds advised by Gabelli
                                                                     Advisers, Inc. and Gabelli
                                                                     Funds, LLC

_____________________

(1)  Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.

(2) Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation's By-Laws and Articles of Incorporation.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

(4) "Interested person" of the Fund as defined in the 1940 Act. Mario J. Gabelli, John D. Gabelli and Karl Otto Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC, which acts as investment adviser to the Fund. Messrs. Mario J. Gabelli and John D. Gabelli are brothers.



Standing Board Committees

The Board of Directors has established three standing committees in connection with their governance of the Corporation - Audit, Nominating and Proxy Voting.

The Corporation's Nominating Committee consists of two members: Messrs. Colavita (Chairman) and Morrissey, who are not "interested persons" of the Corporation as defined in the 1940 Act. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Corporation. The Nominating Committee did not meet during the fiscal year ended September 30, 2002. The Corporation does not have a standing compensation committee.

The Corporation's Audit Committee consists of two members: Messrs. Pustorino (Chairman) and Enright, who are not "interested persons" of the Corporation as defined in the 1940 Act. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of the Corporation on February 20, 2002. As set forth in the Charter, the function of the Audit Committee is oversight; it is managements' responsibility to maintain appropriate systems for accounting and internal control and it is the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies, and internal controls, of the Fund and the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Corporation's independent accountants. During the fiscal year ended September 30, 2002, the Audit Committee met twice.

The Proxy Voting Committee consists of three members: Messrs. Pustorino (Chairman), Morrissey and Zizza, who are not "interested persons" as defined in the 1940 Act. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee shall, in place of the Corporation's Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund. The Proxy Voting Committee meets periodically on an as needed basis to consider certain proxy related materials.


Director Ownership of Fund Shares

     Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director.

                                                                Aggregate Dollar
                                     Dollar Range of Equity     Range of Equity
                                         Securities Held        Securities Held
     Name of Director                     in the Fund*          in Fund Complex*

INTERESTED DIRECTORS:

Mario J. Gabelli                               B                        E

John D. Gabelli                                C                        D

Karl Otto Pohl                                 A                        A

NON-INTERESTED DIRECTORS:

Anthony J. Colavita                            D                        E

Vincent D. Enright                             D                        D

Robert J.  Morrissey                           C                        D
Anthony R. Pustorino                           E                        E

Anthonie C. van Ekris                          E                        E

Salvatore J. Zizza                             D                        E

______________

*    Key to Dollar Ranges- Information as of  December 31, 2001
     ----------------------------------------------------------
A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   Over $100,000



Director and Officer Compensation

         The Corporation pays each Director who is not an employee of the Adviser or an affiliated company an annual fee of $6,000 and $1,000 for each regular meeting of the Board of Directors attended by the Director, and reimburses Directors for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Corporation pays each Director serving as a member of the Audit, Proxy and Nominating Committees a fee of $500 per meeting. Directors and officers of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

         The following table sets forth certain information regarding the compensation of the Corporation's directors. Except as disclosed below, no principal officer or person affiliated with the Fund received compensation from the Fund for the fiscal year ended September 30, 2002 in excess of $60,000.


                              COMPENSATION TABLE

                            Aggregate Compensation
                                from Registrant
                                 (Fiscal Year)

                                         Aggregate          Total Compensation
                                       Compensation        From Corporation and
-------------------------------------------------------------------------------
    Name of Person,                       From              Fund Complex Paid
       Position                       the Corporation         To Directors*
-------------------------------------------------------------------------------
Mario J. Gabelli
   President, Director and
   Chief Investment Officer                 $0                        $0 (21)
-------------------------------------------------------------------------------
Anthony J. Colavita
   Director                                 $10,000             $145,016 (32)
-------------------------------------------------------------------------------
Vincent D. Enright
   Director                                 $11,000               $46,250 (8)
-------------------------------------------------------------------------------
John D. Gabelli
   Director                                 $0                         $0 (5)
-------------------------------------------------------------------------------
Robert J. Morrissey
   Director                                 $10,000               $37,266 (8)
-------------------------------------------------------------------------------
Anthony R. Pustorino
   Director                                 $11,000             $125,250 (16)
-------------------------------------------------------------------------------
Anthonie C. van Ekris
   Director                                 $10,000              $62,750 (11)
-------------------------------------------------------------------------------
Karl Otto Pohl
   Director                                 $0                        $0 (30)
-------------------------------------------------------------------------------
Salvatore J. Zizza
   Director                                 $0                    $64,266 (7)
-------------------------------------------------------------------------------

_____________

* Represents the total compensation paid to such persons for the calendar year ended December 31, 2001. The parenthetical number represents the number of investment companies (including the existing portfolios of the Corporation) from which such person receives compensation and which are considered part of the same" fund complex" as the Fund because they have common or affiliated investment advisers.


Code of Ethics

         The Corporation, its Adviser and principal underwriter have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics [and its restrictive provisions], to invest in securities, including securities that may be purchased or held by the Corporation.

                  CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

         As of the date of this SAI, the Fund had no outstanding shares.

                    INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser
The Adviser is a New York limited liability company which also serves as Adviser to 14 other open-end investment companies and 4 closed-end investment companies with aggregate assets in excess of $8.3 billion as of September 30, 2002. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest of the ultimate parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Investors, Inc. ("GAMCO"), a wholly-owned subsidiary of the Adviser's parent company Gabelli Asset Management Inc., acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had assets under management of approximately of $9.3 billion as of September 30, 2002. Gabelli Advisers, Inc. acts as investment adviser to the Gabelli Westwood Funds with assets under management of approximately $464 million as of September 30, 2002; Gabelli Securities, Inc. acts as investment adviser to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $625 million as of September 30, 2002; and Gabelli Fixed Income, LLC acts as investment adviser for the Treasurer's Fund, Inc. and separate accounts having assets under management of approximately $1.5 billion as of September 30, 2002.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve their respective investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

Pursuant to the investment advisory contract ("Investment Advisory Contract") which was initially approved by the Fund's sole shareholder on , 2002, the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions for the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Corporation. As compensation for its services and related expenses borne by the Adviser, the Fund is contractually obligated to pay the Adviser a fee equal to 1.00% per year of the value of the Fund's average daily net assets.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses (excluding brokerage, interest, taxes and extraordinary expenses) at certain specified levels. This arrangement will continue until at least through September 30, 2003. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed 2.00%, 2.00%, 2.75% and 2.75% on an annualized basis for Class AAA, Class A, Class B and Class C shares, respectively.

Under the Investment Advisory Contract, the Adviser also (1) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide efficient administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (2) oversees the performance of administrative and professional services provided to the Fund by others, including the Fund's Custodian, Transfer Agent and Dividend Disbursing Agent, as well as legal, accounting, auditing and other services performed for the Fund; (3) provides the Fund, if requested, with adequate office space and facilities: (4) prepares, but does not pay for, periodic updating of the Fund registration statement, Prospectus and SAI, including the printing of such documents for the purpose of filings with the SEC; (5) supervises, but does not pay for, the calculation of the net asset value of shares of the Fund; (6) prepares, but does not pay for, all filings under state "Blue Sky" laws of such states or countries as are designated by the Fund's distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (7) prepares notices and agendas for meetings of the Corporation's Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board.

The Investment Advisory Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors and controlling persons are not liable to the Fund or any of their investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Investment Advisory Contract in no way restricts the Adviser from acting as adviser to others. The Fund has agreed by the terms of the Investment Advisory Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

The Investment Advisory Contract is terminable without penalty by the Corporation on not more than sixty days' written notice when authorized by the Directors of the Corporation, by the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Corporation, or by the Adviser. The Investment Advisory Contract will automatically terminate in the event of its assignment, as defined in the 1940 Act and rules thereunder except to the extent otherwise provided by order of the SEC or any rule under the 1940 Act and except to the extent the 1940 Act no longer provides for automatic termination, in which case the approval of a majority of the disinterested directors is required for any "assignment." The Investment Advisory Contract provides in effect, that unless terminated it will remain in effect initially for two years and then from year to year so long as continuance of the Investment Advisory Contract is approved annually by the Directors of the Corporation, or the shareholders of the Fund and in either case, by a majority vote of the Directors who are not parties to the Investment Advisory Contract or "interested persons" as defined in the 1940 Act of any such person cast in person at a meeting called specifically for the purpose of voting on the continuance of the Investment Advisory Contract.

The Sub-Administrator
The Adviser has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with PFPC Inc. (the "Sub-Administrator"), which is located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Corporation's operations except those performed by the Adviser under its advisory agreement with the Corporation; (b) supplies the Corporation with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Corporation Board of Directors' Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Corporation shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates the Fund's net asset value per share, provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio and, when requested, calculates the amounts permitted for the payment of distribution expenses under any distribution plan adopted by the Fund; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Corporation's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and
(h) generally provides all administrative services that may be required for the ongoing operation of the Corporation in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion:
..0275%; $10 billion to $15 billion: .0125%; over $15 billion: .0100%. The
Sub-Administrator's fee is paid by the Adviser and will result in no additional expenses to the Corporation.

Custodian, Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 is the Custodian for the Fund's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street, located at The BFDS Building, 66 Brooks Drive, Braintree, MA 02184, performs the shareholder services on behalf of State Street and acts as the Fund's transfer agent and dividend disbursing agent. Neither BFDS or State Street assists in or is responsible for investment decisions involving assets of the Fund.

Counsel
Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, serves as the Corporation's legal counsel.

Independent Auditors
_________________________ has been appointed independent auditors for the Fund, and is located at .

Distributor
To implement the Fund's 12b-1 Plans, the Fund has entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is an indirect majority owned subsidiary of GAMI, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis.

                               DISTRIBUTION PLAN

The Fund has adopted separate Plans of Distribution (each, a "Plan") pursuant to Rule 12b-1 under the 1940 Act on behalf of the Fund's Class AAA Shares, Class A Shares, Class B Shares and the Class C Shares. Payments may be made by the Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares in the class to which such Plan relates as determined by the Board of Directors. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of the Plans and not subject to their limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor.

Each Plan has been implemented by written agreements between the Fund and/or the Distributor and each person (including the Distributor) to which payments may be made. Administration of the Plans is regulated by Rule 12b-1 under the 1940 Act which includes requirements that the Board of Directors receive and review, at least quarterly, reports concerning the nature and qualification of expenses for which payments are made, that the Board of Directors approves all agreements implementing the Plans and that the Plans may be continued from year to year only if the Board of Directors concludes, at least annually, that continuation of the Plans is likely to benefit shareholders. To the extent any of these payments are based on allocations by the Distributor, the Fund may be considered to be participating in joint distribution activities with other funds distributed by the Distributor. Any such allocations would be subject to approval by the Fund's non-interested Directors and would be based on such factors as the net assets of each Fund, the number of shareholder inquiries and similar pertinent criteria. The Plans compensate the Distributor regardless of its expense. Long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

No independent Director had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by the Gabelli companies may be deemed to have an indirect financial interest.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

Under the Investment Advisory Contract the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally done through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as the underwriter's concession or discount.

The Adviser currently serves as Adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts and adviser to other investment companies. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Fund and others whose assets they manage in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolio of the Fund and other client accounts.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Exchange Act of 1934. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale: statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

Research services furnished by broker or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided.

The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company, Inc. ("Gabelli"), a broker-dealer member of the National Association of Securities Dealers, Inc. and an affiliate of the Adviser, when it appears that, as an introducing broker or otherwise, Gabelli can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. The Adviser may also consider sales of shares of the Fund and any other registered investment companies managed by the Adviser and its affiliates by brokers and dealers other than the Distributor as a factor in its selection of brokers and dealers to execute portfolio transactions for the Fund.

As required by Rule 17e-1 under the 1940 Act, the Board of Directors has adopted "Procedures" which provide that the commissions paid to Gabelli on stock exchange transactions may not exceed that which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price. Rule 17e-1 and the Procedures contain requirements that the Board, including its independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least annually for its continuing compliance with the foregoing standard. The Adviser and Gabelli are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), Gabelli controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to Gabelli. Gabelli may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE.

                             REDEMPTION OF SHARES

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse shares from any account registered in that shareholder's name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

Other Investors

No minimum initial investment is required for officers, directors or full-time employees of the Fund, other investment companies managed by the Adviser, the Adviser, the Sub-Administrator, the Distributor or their affiliates, including members of the "immediate family" of such individuals and retirement plans and trusts for their benefit. The term "immediate family" refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, sibling's spouse and a sibling's children.

If the Board of Directors should determine that it would be detrimental to the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Under such circumstances, shareholders of the Fund receiving distributions in kind of securities will incur brokerage commissions when they dispose of the securities.

                       DETERMINATION OF NET ASSET VALUE

Net Asset Value ("NAV") is calculated separately for the class of the Fund.
The NAV of Class B and Class C shares of the Fund, as applicable, will generally be lower than the NAV of Class A or Class AAA shares, as applicable, as a result of the larger service and distribution-related fee to which Class
B and Class C shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining the Fund's NAV per share, readily marketable portfolio securities (including options and futures) traded on a market where trades are reported contemporaneously are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the principal such market last occurring prior to the time and day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the average of the closing bid and asked price on the principal market for such security on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or asked prices are quoted on such day, then the security is valued at the most recently available price, or if the Board so determines, by such method as the Board of Directors shall determine in good faith to reflect its fair market value.

All other readily marketable securities are valued at the latest average of the bid and asked price obtained from a pricing service or a dealer maintaining an active market in such security.

Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges.

Short-term debt instruments having 60 days or less remaining until maturity are valued at amortized cost from the later of purchase date or valuation on the 61st day prior to maturity. Other debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day the security is valued using the closing bid price. The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors designed to reflect in good faith the fair value of such securities.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Set forth below is a discussion of certain Federal Income tax issues concerning the Fund and the purchase, ownership and disposition of the Fund shares. This discussion is based upon present provisions of the Internal Revenue Code of 1986 as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to deal with all aspects of Federal income taxation that may be relevant to investors in light of their particular circumstances. Prospective investors should consult their own tax advisers with regard to the Federal tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

General
The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. If it so qualifies, the Fund will not be subject to U.S. Federal income tax on income and gains, if any, realized during any fiscal year to the extent that it distributes such income and gains to its shareholders.

The Fund will determine either to distribute, or to retain for reinvestment, all or part of any net long-term capital gain. If any such gains are retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gain its share of the undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

A distribution will be treated as paid during any calendar year if it is declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31, (unless an election is made by a fund with a November or December year-end to use the fund's fiscal year) and (3) all ordinary income and net capital gains for previous years that were not previously distributed and upon which tax was imposed.

Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

Nature of Fund's Investments
Certain of the Fund's investment practices are subject to special and complex Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash,
(v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Distributions
Distributions of investment company taxable income (which includes among other items, dividend interest and the excess of net short-term capital gains over net long-term capital losses) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in additional Fund shares. Dividends paid by the Fund will qualify for the 70% deduction for dividends received by corporations to the extent the Fund's income consists of qualified dividends received from U.S. corporations. Distributions of net capital gain (which consist of the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends, are taxable as long-term capital gain, regardless of the length of time shareholders have held shares of the Fund, and are not eligible for the dividends received deduction.

Distributions of amounts in excess of the Fund's current and accumulated earning and profits will be treated by a shareholder as a return of capital to the extent of (and in reduction of) the shareholder as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares. Any excess will be treated as gain from the sale of its shares, as discussed below.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund.

Sales of Shares
Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be long-term, or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months (10% if the taxpayer is, and would be after accounting for such gains, subject to the 15% tax bracket for ordinary income). The 20% and 10% capital gain rates will be reduced to 18% and 8%, respectively, for capital assets held for more than five years if the holding period begins after December 31, 2000. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

If a shareholder (i) incurs a sales load charge in acquiring shares in the Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a "reinvestment right") and (ii) disposes of the Fund shares before the 91st day after the date on which the shares were acquired and subsequently acquires shares in the Fund or in another regulated investment company whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for the purposes of determining the shareholder's gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge). To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

Backup Withholding
The Corporation may be required to withhold Federal income tax currently at a rate of 30% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's Federal income tax liability.

Foreign Withholding Taxes
Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Because the Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations, the Fund will not be entitled to "pass-through" to shareholders the amount of foreign taxes paid by the Fund.


                      INVESTMENT PERFORMANCE INFORMATION

Performance Information
The Fund may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one, five and ten year periods (if applicable) and the life of the Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions.

The Fund may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one year period and the life of the Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. The Fund may also furnish total return calculations for these and other periods, based on investments at various sales charge levels or net asset value.

Quotations of total return will reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. The Fund's total return may vary from time to time depending on market conditions, the compositions of the Fund's portfolio and operating expenses. Total return should also be considered relative to change in the value of the Fund's shares and the risks associated with the Fund's investment objectives and policies. At any time in the future, total returns may be higher or lower than past total returns and there can be no assurance that any historical return will continue.

From time to time evaluations of performance are made by independent sources that may be used in advertisements concerning the Fund. These sources include:
[Lipper Inc., Weisenberger Investment Company Service, Barron's, Business Week, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance, Bank Rate Monitor, Morningstar and The Wall Street Journal.]

In connection with communicating its total return to current or prospective shareholders, the Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Average annual total return (before taxes) for a specified period of time is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

The formula can be expressed as follows:
                                    P(1+T)n = ERV

Where:   P    =   a hypothetical initial payment of $1,000.
         T    =   average annual total return.
         n    =   number of years.
         ERV  =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The Fund advertises its "average annual total return - after taxes on distributions" for a class of shares by computing such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending value after taxes on distributions but not after taxes on redemption according to the following formula:

                                 P(1 + T)n  = ATVD

Where:   P=       a hypothetical initial payment of $1, 000.
         T=       average annual total return (after taxes on distributions).
         n=       number of years.
         ATVD=    the ending value of a hypothetical $1,000 payment made at
                  the beginning of the 1-, 5-, or 10 year periods at the end of the 1-, 5-, or 10 year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no U.S. federal income tax consequences. This calculation also assumes that all dividends and distributions, less the U.S. federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of U.S. federal income taxes due on distributions, the U.S. federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short term capital gain rate for short term capital gain distributions and long term capital gain rate for long term capital gain distributions). The highest individual marginal U.S. federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with U.S. federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and
(iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes).


The Fund advertises its "average annual total return-after taxes on distributions and redemption" for a class of shares by computing such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specific periods that equates the initial amount invested to the ending value after taxes on distributions and redemption according to the following formula:

                                    P(1+T)n  = ATVDR

Where:   P=       a hypothetical initial payment of $1,000.
         T=       average annual total return (after taxes on distributions
                  and redemption).
         n=       number of years.
         ATVDR=   the ending value of a hypothetical $1,000 payment made at
                  the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10 year periods (or fractional portion), after taxes on distributions and redemption.

Average annual total returns (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after U.S. federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the U.S. federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the U.S. federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g. short-term or long-term).

As of the date of this SAI, the Fund was newly organized and had no operations. Accordingly, no performance information has been presented for the Fund.

                       DESCRIPTION OF THE FUND'S SHARES

Description of the Fund's Shares

The Fund is a series of Gabelli Equity Series Funds, Inc., which was incorporated in Maryland on July 25, 1991. The authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Corporation is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Fund's shares to replace its Directors. The Corporation's Board of Directors is authorized to classify or reclassify any unissued shares of the Corporation to one or more classes of separate series of stock, each series representing a separate, additional portfolio. The Board currently has authorized the division of the unissued shares into three series each having a separate portfolio. The Fund offers Class AAA, Class A, Class B and Class C shares. Shares of all series will have identical voting rights, except where by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, liquidation (see "Redemption of Shares") and voting rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents a whole share. Shares will be voted in the aggregate except where otherrwise required by law and except that each class of each series will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.

There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at NAV, at the option of the shareholder.

The Fund sends semi-annual and annual reports to all of their shareholders which include a list of portfolio securities. Unless it is clear that a shareholder is a nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Fund may send a single copy of semi-annual, annual and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

The shares of the Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing Fund shares.


Corporate Matters
The Corporation reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends, and assets of the particular series and would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Directors, principal underwriters and auditors and on any proposed material amendment to the Corporation's Certificate of Incorporation. Upon liquidation of the Corporation or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.

Shareholder Approval
Other than elections of Directors, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative vote of at least a majority, as defined by the 1940 Act, of the outstanding voting securities of a Fund or the Corporation at a meeting called for the purpose of considering such approval.

Information for Shareholders
All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Distributor, Gabelli & Company, Inc., One Corporate Center, Rye, New York 10580. For assistance, call 1-800-GABELLI (1-800-422-3554) or through the internet at http://www.gabelli.com.

                                  APPENDIX A

Description of Moody's Investors Service, Inc.'s
("Moody's") Corporate Bond Ratings
------------------------------------------------

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long term risks appear somewhat larger than in Aaa securities. A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C:
Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor's Corporation's ("S&P's") Corporate Debt Ratings
-------------------------------------------------------------------------------

AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong. AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB: Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Moody's Preferred Stock Ratings
----------------------------------------------

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's Preferred Stock Ratings
--------------------------------------------

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                           PART C: OTHER INFORMATION

Item 23.   Exhibits
           --------

           (a)(1) Articles of Incorporation of the Registrant are incorporated by reference to Post-Effective Amendment
                      No. 7 to the Registration Statement as filed with the SEC via EDGAR on January 28, 1998 (Accession No. 0000950152-98-000527) ("Post-Effective Amendment No. 7").

           (a)(2) Articles of Amendment are incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement as filed with the SEC via EDGAR on January 31, 2000 (Accession No. 0000927405-00-000032)
                      ("Post-Effective Amendment No. 10").

           (a)(3) Articles Supplementary, with respect to The Equity Income Fund, are incorporated by reference to Post-Effective Amendment No. 10.

           (a)(4) Articles Supplementary, with respect to The Small Cap Growth Fund, are incorporated by reference to Post-Effective Amendment No. 10.

         (a)(5) Articles Supplementary with respect to The Small Cap Value Fund to be filed by amendment.

           (b) Registrant's By-laws are incorporated by reference to Post-Effective Amendment No. 7.

           (c)        Not Applicable.

           (d)(1) Investment Advisory Agreement with Gabelli Funds, Inc., with respect to The Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 11 as filed with the SEC via EDGAR on January 31, 2001 (Accession No. 0000935069-01-000048)
                      ("Post-Effective Amendment No. 11").

           (d)(2) Investment Advisory Agreement with Gabelli Funds, Inc., with respect to The Equity Income Fund, is incorporated by reference to Post-Effective Amendment No. 11.

           (d)(3) Investment Advisory Agreement with Gabelli Funds, Inc., with respect to The Small Cap Value Fund, to be filed by amendment.

           (d)(4) Amendment No. 1 to the Investment Advisory Agreement, with respect to The Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 11.

           (d)(5) Amendment No. 1 to the Investment Advisory Agreement, with respect to The Equity Income Fund, is incorporated by reference to Post-Effective Amendment No. 11.

           (e)(1) Amended and Restated Distribution Agreement, with respect to The Gabelli Equity Income Fund, is incorporated by reference to Post-Effective Amendment No. 10.

           (e)(2) Amended and Restated Distribution Agreement, with respect to The Gabelli Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 10.

           (e)(3) Distribution Agreement, with respect to The Small Cap Value Fund, to be filed by amendment.

           (f)        Not Applicable.

           (g)(1) Custody Agreement is incorporated by reference to Post-Effective Amendment No. 7.

           (g)(2) Amended and Restated Master Custodian Agreement is incorporated by reference to Post-Effective Amendment No. 12 as filed with the SEC via EDGAR on January 28, 2002 (Accession No. 0000935069-02-000046)
                      ("Post-Effective Amendment No. 12").

           (h)(1) Transfer Agency Agreement is incorporated by reference to Post-Effective Amendment No. 7.

           (i) Opinion and Consent of Counsel is incorporated by reference to Post-Effective Amendment No. 10.

           (j)(1) Consent of Independent Auditors to be filed by amendment.


           (j)(2) Powers of Attorney for Felix J. Christiana, Anthony J. Colavita, Vincent D. Enright, John D. Gabelli, Robert J. Morrissey, Karl Otto Pohl, Anthony R. Pustorino and Anthony C. van Ekris are incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement as filed with the SEC on August 31,1992.

           (j)(3) Power of Attorney for Mario J. Gabelli is filed by reference to Post-Effective Amendment No. 12.

           (j)(4) Power of Attorney for Salvatore J. Zizza is filed by reference to Post-Effective Amendment No. 12.

           (k)        Not Applicable.

           (l)(1) Agreement with initial shareholder is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement as filed with the SEC on September 20, 1991.

           (l)(2) Purchase Agreement, with respect to Class A Shares of The Equity Income Fund, is incorporated by reference to Post-Effective Amendment No. 10.

           (l)(3) Purchase Agreement, with respect to Class B Shares of The Equity Income Fund, is incorporated by reference to Post-Effective Amendment No. 10.

           (l)(4) Purchase Agreement, with respect to Class C Shares of The Equity Income Fund, is incorporated by reference to Post-Effective Amendment No. 10.

           (l)(5) Purchase Agreement, with respect to Class A Shares of The Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 10.

           (l)(6) Purchase Agreement, with respect to Class B Shares of The Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 10.

           (l)(7) Purchase Agreement, with respect to Class C Shares of The Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 10.

           (l)(8) Purchase Agreement, with respect to Class AAA Shares of The Small Cap Value Fund, to be filed by amendment.

           (l)(9) Purchase Agreement, with respect to Class A Shares of The Small Cap Value Fund, to be filed by amendment.

           (l)(10) Purchase Agreement, with respect to Class B Shares of The Small Cap Value Fund, to be filed by amendment.

           (l)(11) Purchase Agreement, with respect to Class C Shares of The Small Cap Value Fund, to be filed by amendment.

           (m)(1) Amended and Restated Plan of Distribution pursuant to Rule 12b-1, with respect to Class AAA Series Shares of The Gabelli Equity Income Fund, is incorporated by reference to Post-Effective Amendment No. 10.

           (m)(2) Amended and Restated Plan of Distribution pursuant to Rule 12b-1, with respect to Class AAA Series Shares of The Gabelli Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 10.

           (m)(3) Plan of Distribution pursuant to Rule 12b-1, with respect to Class AAA Series Shares of The Gabelli Small Cap Value Fund, to be filed by amendment.

           (m)(4) Plan of Distribution pursuant to Rule 12b-1, with respect to Class A Series Shares of The Gabelli Equity Income Fund, is incorporated by reference to Post-Effective Amendment No. 10.

           (m)(5) Plan of Distribution pursuant to Rule 12b-1, with respect to Class B Series Shares of The Gabelli Equity Income Fund, is incorporated by reference to Post-Effective Amendment No. 10.

           (m)(6) Plan of Distribution pursuant to Rule 12b-1, with respect to Class C Series Shares of The Gabelli Equity Income Fund, is incorporated by reference to Post-Effective Amendment No. 10.

           (m)(7) Plan of Distribution pursuant to Rule 12b-1, with respect to Class A Series Shares of The Gabelli Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 10.

           (m)(8) Plan of Distribution pursuant to Rule 12b-1, with respect to Class B Series Shares of The Gabelli Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 10.

           (m)(9) Plan of Distribution pursuant to Rule 12b-1, with respect to Class C Series Shares of The Gabelli Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 10.

           (m)(10) Plan of Distribution pursuant to Rule 12b-1, with respect to Class A Series Shares of The Small Cap Value Fund, to be filed by amendment.

           (m)(11) Plan of Distribution pursuant to Rule 12b-1, with respect to Class B Series Shares of The Small Cap Value Fund, to be filed by amendment.

           (m)(12) Plan of Distribution pursuant to Rule 12b-1, with respect to Class C Series Shares of The Small Cap Value Fund, to be filed by amendment.

           (n)(1) Amended and Restated Rule 18f-3 Multi-Class Plan, with respect to The Gabelli Equity Income Fund, is incorporated by reference to Post-Effective Amendment No. 10.

           (n)(2) Amended and Restated Rule 18f-3 Multi-Class Plan, with respect to The Gabelli Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 10.

           (n)(3) Rule 18f-3 Multi-Class Plan, with respect to The Small Cap Value Fund, to be filed by amendment.

           (o)        Not Applicable.

           (p) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli & Company, Inc., Gabelli Advisers, Inc. and Gabelli Fixed Income LLC is incorporated by reference to Post-Effective Amendment No. 11.

Item 24.   Persons Controlled by or Under Common Control with Registrant
           -------------------------------------------------------------

           None.

Item 25.   Indemnification
           ---------------

           The basic effect of the respective indemnification provisions of the Registrant's By-Laws, the Investment Advisory Agreement with Gabelli Funds, LLC for The Gabelli Small Cap Growth Fund, the Investment Advisory Agreement with Gabelli Funds, LLC for The Gabelli Equity Income Fund, the Investment Advisory Agreement with Gabelli Funds, LLC for The Small Cap Value Fund and Section 2-418 of the Maryland General Corporation Law is to indemnify each officer and director of both the Registrant and Gabelli Funds, LLC to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to which such person would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant and the investment advisor and distributor pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in and the principal underwriter in connection with the successful defense of any action, suit or process proceeding) is asserted against the Registrant by such director, officer or controlling person or the distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of the Investment Adviser
           --------------------------------------------------------

           Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

           The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 27.   Principal Underwriter
           ---------------------

           (a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for The Gabelli Asset Fund, The Gabelli Blue Chip Value Fund, Gabelli Capital Series Funds, Inc.,
                  Comstock Funds, Inc., Gabelli Global Series Funds, Inc., Gabelli Gold Fund, Inc, The Gabelli Growth Fund, Gabelli International Growth Fund, Inc., Gabelli Investor Funds,
                  Inc., The Gabelli Mathers Fund, The Gabelli Money Market Funds, The Treasurer's Fund, Inc., The Gabelli Utilities
                  Fund, Gabelli Value Fund, Inc. and The Gabelli Westwood Funds.


           (b) The information required by this Item 27 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

           (c)    Not Applicable.


Item 28.   Location of Accounts and Records
           --------------------------------

           All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the offices:

           1.       Gabelli Funds, LLC
                    One Corporate Center
                    Rye, New York 10580-1422

           2.       PFPC Inc.
                    101 Federal Street
                    Boston, Massachusetts 02110

           3.       PFPC Inc.
                    3200 Horizon Drive
                    King of Prussia, Pennsylvania 19406

           4.       State Street Bank and Trust Company
                    225 Franklin Street
                    Boston, Massachusetts 02110

           5.       Boston Financial Data Services, Inc.
                    Two Heritage Drive
                    North Quincy, Massachusetts 02171

Item 29.   Management Services
           --------------------

           Not Applicable.

Item 30.   Undertakings
           ------------

           Not Applicable.

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, GABELLI EQUITY SERIES FUNDS, INC., has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye and State of New York on the 11th day of October, 2002.

                                             GABELLI EQUITY SERIES FUNDS, INC.


                                             By: /s/Bruce N. Alpert
                                                 ------------------------------
                                                 Bruce N. Alpert
                                                 Vice President and Treasurer


Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 13 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                            Title                              Date


/s/ Mario J. Gabelli*                                President, Chief Investment        October 11, 2002
--------------------------                           Officer and Director
Mario J. Gabelli

/s/ Bruce N. Alpert                                  Vice President and Treasurer       October 11, 2002
--------------------------
Bruce N. Alpert

John D. Gabelli*                                     Director                           October 11, 2002
--------------------------
John D. Gabelli

Anthony J. Colavita*                                 Director                           October 11, 2002
--------------------------
Anthony J. Colavita

Vincent D. Enright*                                  Director                           October 11, 2002
--------------------------
Vincent D. Enright

Robert J. Morrissey*                                 Director                           October 11, 2002
--------------------------
Robert J. Morrissey

Karl Otto Pohl*                                      Director                           October 11, 2002
--------------------------
Karl Otto Pohl

Anthony R. Pustorino*                                Director                           October 11, 2002
--------------------------
Anthony R. Pustorino

Anthonie C. van Ekris*                               Director                           October 11, 2002
--------------------------
Anthonie C. van Ekris

Salvatore J. Zizza*                                  Director                           October 11, 2002
--------------------------
Salvatore J. Zizza


*By: /s/Bruce N. Alpert
    --------------------------
     Bruce N. Alpert
     Attorney-in-fact

